Exhibit 99.2

Financial Supplement
First Quarter 2015
(Unaudited)

World Headquarters	Internet address	Contacts:
16600 Swingley Ridge Road	www.rgare.com	Jack B. Lay
Chesterfield, Missouri 63017 U.S.A.		Senior Executive Vice President
and Chief Financial Officer
Phone: (636) 736-7000
e-mail: jlay@rgare.com

Jeff Hopson
Sr. Vice President, Investor Relations
Phone: (636) 736-2068
e-mail: jhopson@rgare.com

Current Ratings

	Standard & Poor’s	A.M. Best	Moody’s
Financial Strength Ratings
RGA Reinsurance Company	AA-	A+	A1
RGA Life Reinsurance Company of Canada	AA-	A+	NR
RGA International Reinsurance Company Limited	AA-	NR	NR
RGA Global Reinsurance Company Limited	AA-	NR	NR
RGA Reinsurance Company of Australia Limited	AA-	NR	NR
RGA Americas Reinsurance Company, Ltd.	AA-	A+	NR
RGA Atlantic Reinsurance Company Ltd.	NR	A+	NR
Senior Debt Ratings
Reinsurance Group of America, Incorporated	A-	a-	Baa1
Our common stock is traded on the New York Stock Exchange under the symbol “RGA”.

Reinsurance Group of America, Incorporated
Financial Supplement
1st Quarter 2015

Reinsurance Group of America, Incorporated
Financial Supplement
This Financial Supplement is for information purposes only and includes unaudited figures. This report should be read in conjunction with documents filed by Reinsurance Group of America, Incorporated ("RGA") with the SEC.
Non-GAAP Disclosures
RGA uses a non-GAAP financial measure called operating income as a basis for analyzing financial results. This measure also serves as a basis for establishing target levels and awards under RGA’s management incentive programs. Management believes that operating income, on a pre-tax and after-tax basis, better measures the ongoing profitability and underlying trends of the company’s continuing operations, primarily because that measure excludes substantially all of the effect of net investment related gains and losses, as well as changes in the fair value of certain embedded derivatives and related deferred acquisition costs. These items can be volatile, primarily due to the credit market and interest rate environment and are not necessarily indicative of the performance of the company’s underlying businesses. Additionally, operating income excludes any net gain or loss from discontinued operations, the cumulative effect of any accounting changes, and other items that management believes are not indicative of the company’s ongoing operations. The definition of operating income can vary by company and is not considered a substitute for GAAP net income. A reconciliation of income before income taxes of the operating segments to pre-tax operating income (loss) is presented herein.
RGA evaluates its stockholder equity position excluding the impact of Accumulated Other Comprehensive Income (“AOCI”) since the net unrealized gains or losses included in AOCI primarily relate to changes in interest rates, credit spreads on its investment securities and foreign currency fluctuations that are not permanent and can fluctuate significantly from period to period.
Additionally, RGA uses a non-GAAP financial measure called operating return on equity, which is calculated as operating income divided by average shareholders’
equity excluding AOCI.

Reinsurance Group of America, Incorporated

PRIOR PERIOD RECLASSIFICATIONS
Effective January 1, 2015, the Company further segmented the Canada; Europe, Middle East and Africa; and Asia Pacific segments into traditional and non-traditional businesses to reflect the expanded product offerings within its geographic-based segments. The prior-period presentation has been adjusted to conform to the new segment reporting structure.

Reinsurance Group of America, Incorporated Financial Highlights

	Three Months Ended						Current Qtr vs. PY Quarter
(USD thousands, except inforce & per share data)	March 31,	Dec. 31,		Sept. 30,	June 30,	March 31,
	2015	2014		2014	2014	2014
Net premiums	$2,023,852	$2,217,772		$2,168,285	$2,183,160	$2,100,637	$(76,785)
Net income	125,114	191,091		157,996	198,296	136,664	(11,550)
Operating income	121,778	208,288		159,823	155,131	114,807	6,971
Operating return on equity (ex AOCI) -
annualized	9.2%	15.8%		12.5%	12.4%	9.3%	(0.1)%
trailing 12 months	12.5%	12.5%		11.7%	11.8%	7.2%	5.3%
Total assets	44,691,268	44,679,611		42,910,363	43,171,051	40,541,581	4,149,687
Assumed Life Reinsurance in Force (in billions)
U.S. and Latin America Traditional	$1,479.4	$1,483.9		$1,387.2	$1,393.1	$1,393.2	$86.2
U.S. and Latin America Non-Traditional	2.1	1.4		2.2	2.2	2.2	(0.1)
Canada Traditional	349.0	402.8		383.9	395.8	376.7	(27.7)
Europe, Middle East and Africa Traditional	553.3	561.1		573.0	626.1	587.6	(34.3)
Asia Pacific Traditional	460.6	494.0		577.0	616.9	595.3	(134.7)
Asia Pacific Non-Traditional	0.3	0.3		0.3	0.3	0.3	—
Total Life Reinsurance in Force	$2,844.7	$2,943.5		$2,923.6	$3,034.4	$2,955.3	$(110.6)
Assumed New Business Production (in billions)
U.S. and Latin America Traditional	$19.7	$118.1	(1)	$16.6	$21.8	$20.4	$(0.7)
U.S. and Latin America Non-Traditional	—	—		—	—	—	—
Canada Traditional	9.7	13.9		11.6	10.4	12.4	(2.7)
Europe, Middle East and Africa Traditional	48.6	38.5		22.5	67.7	46.5	2.1
Asia Pacific Traditional	27.8	22.4		21.1	18.5	19.6	8.2
Total New Business Production	$105.8	$192.9		$71.8	$118.4	$98.9	$6.9
Per Share and Shares Data
Basic earnings per share
Net income	$1.84	$2.78		$2.30	$2.87	$1.94	$(0.10)
Operating income	$1.79	$3.03		$2.33	$2.25	$1.63	$0.16
Diluted earnings per share
Net income	$1.81	$2.75		$2.28	$2.84	$1.92	$(0.11)
Operating income	$1.77	$2.99		$2.31	$2.23	$1.61	$0.16

Wgt. average common shares outstanding
(basic)	68,141	68,718		68,642	69,076	70,574	(2,433)
(diluted)	68,942	69,550		69,335	69,718	71,264	(2,322)

Common shares issued	79,138	79,138		79,138	79,138	79,138	—
Treasury shares	12,699	10,365		10,472	10,328	9,624	3,075
Common shares outstanding	66,439	68,773		68,666	68,810	69,514	(3,075)

Book value per share	$107.62	$102.13		$97.28	$97.21	$89.92
Per share effect of accumulated other
comprehensive income (AOCI)	$28.36	$24.10		$21.84	$23.67	$18.41
Book value per share, excluding AOCI	$79.26	$78.03		$75.44	$73.54	$71.51

Shareholder dividends paid	$22,668.8	$22,669.4		$22,632.1	$20,711.1	$21,243.6	$1,425.2
(1) Increase in new business production related to the Voya Financial transaction that closed during the 4th quarter.

Reinsurance Group of America, Incorporated Consolidated GAAP Income Statement (incl. Operating Income Reconciliations)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
(USD thousands)	2015	2014	2014	2014	2014	Quarter
Revenues:
Net premiums	$2,023,852	$2,217,772	$2,168,285	$2,183,160	$2,100,637	$(76,785)
Investment income, net of related expenses	426,891	451,603	447,106	410,607	404,375	22,516
Investment related gains (losses), net
OTTI on fixed maturity securities	(2,527)	(6,347)	(246)	(870)	(303)	(2,224)
OTTI on fixed maturity securities transferred
to/from AOCI	—	—	—	—	—	—
Other investment related gains (losses), net	10,110	(32,876)	22,564	119,397	84,874	(74,764)
Total investment related gains (losses), net	7,583	(39,223)	22,318	118,527	84,571	(76,988)
Other revenue	62,287	67,261	78,879	120,726	67,590	(5,303)
Total revenues	2,520,613	2,697,413	2,716,588	2,833,020	2,657,173	(136,560)
Benefits and expenses:
Claims and other policy benefits	1,775,451	1,866,042	1,855,037	1,841,885	1,843,677	(68,226)
Interest credited	120,678	103,523	120,952	115,962	110,594	10,084
Policy acquisition costs and other insurance expenses	277,043	290,775	336,411	409,374	354,873	(77,830)
Other operating expenses	121,618	166,280	133,737	127,462	110,936	10,682
Interest expense	35,627	(9,660)	36,065	35,211	35,084	543
Collateral finance and securitization expense	6,071	3,710	2,571	2,591	2,569	3,502
Total benefits and expenses	2,336,488	2,420,670	2,484,773	2,532,485	2,457,733	(121,245)
Income before income taxes	184,125	276,743	231,815	300,535	199,440	(15,315)
Income tax expense	59,011	85,652	73,819	102,239	62,776	(3,765)
Net income	$125,114	$191,091	$157,996	$198,296	$136,664	$(11,550)
Pre-tax Operating Income Reconciliation:
Income before income taxes	184,125	276,743	231,815	300,535	199,440	(15,315)
Investment and derivative losses (gains)—
non-operating (1)	(20,946)	(22,453)	(8,413)	(38,136)	(26,306)	5,360
Change in value of modified coinsurance and
funds withheld embedded derivatives (1)	2,325	14,523	(56,812)	(78,835)	(77,241)	79,566
GMXB embedded derivatives (1)	25,133	52,901	47,479	5,183	23,661	1,472
Funds withheld losses (gains)—investment income	(11,402)	(1,371)	(5,501)	(5,954)	(389)	(11,013)
EIA embedded derivatives—interest credited	10,313	(362)	(415)	6,916	(6,560)	16,873
DAC offset, net	(8,951)	(15,253)	26,521	47,543	53,068	(62,019)
Non-investment derivatives	(108)	(472)	28	—	—	(108)
Operating Income Before Income Taxes	$180,489	$304,256	$234,702	$237,252	$165,673	$14,816
After-tax Operating Income Reconciliation:
Net Income	125,114	191,091	157,996	198,296	136,664	(11,550)
Investment and derivative losses (gains)—
non-operating (1)	(14,585)	(15,281)	(5,517)	(26,820)	(17,007)	2,422
Change in value of modified coinsurance
and funds withheld embedded derivatives (1)	1,511	9,440	(36,928)	(51,242)	(50,207)	51,718
GMXB embedded derivatives (1)	16,336	34,386	30,861	3,369	15,380	956
Funds withheld losses (gains)—investment income	(7,412)	(891)	(3,576)	(3,870)	(253)	(7,159)
EIA embedded derivatives—interest credited	6,703	(236)	(269)	4,495	(4,264)	10,967
DAC offset, net	(5,819)	(9,914)	17,238	30,903	34,494	(40,313)
Non-investment derivatives	(70)	(307)	18	—	—	(70)
Operating Income	$121,778	$208,288	$159,823	$155,131	$114,807	$6,971

(1) Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement

Reinsurance Group of America, Incorporated Consolidated Operating Income Statement

	Three Months Ended					Current Qtr vs. PY Quarter
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
(USD thousands, except per share data)	2015	2014	2014	2014	2014
Revenues:
Net premiums	$2,023,852	$2,217,772	$2,168,285	$2,183,160	$2,100,637	$(76,785)
Investment income, net of related expenses	415,489	450,232	441,605	404,653	403,986	11,503
Investment related gains (losses), net	14,095	5,748	4,572	6,739	4,685	9,410
Other revenue	62,179	66,789	78,907	120,726	67,590	(5,411)
Total revenues	2,515,615	2,740,541	2,693,369	2,715,278	2,576,898	(61,283)

Benefits and expenses:
Claims and other policy benefits	1,775,451	1,866,042	1,855,037	1,841,885	1,843,677	(68,226)
Interest credited	110,365	103,885	121,367	109,046	117,154	(6,789)
Policy acquisition costs and other insurance expenses	285,994	306,028	309,890	361,831	301,805	(15,811)
Other operating expenses	121,618	166,280	133,737	127,462	110,936	10,682
Interest expense	35,627	(9,660)	36,065	35,211	35,084	543
Collateral finance and securitization expense	6,071	3,710	2,571	2,591	2,569	3,502
Total benefits and expenses	2,335,126	2,436,285	2,458,667	2,478,026	2,411,225	(76,099)

Operating income before income taxes	180,489	304,256	234,702	237,252	165,673	14,816

Operating income tax expense	58,711	95,968	74,879	82,121	50,866	7,845

Operating income	$121,778	$208,288	$159,823	$155,131	$114,807	$6,971

Wgt. Average Common Shares Outstanding (Diluted)	68,942	69,550	69,335	69,718	71,264	(2,322)

Diluted Earnings Per Share—Operating Income	$1.77	$2.99	$2.31	$2.23	$1.61	$0.16

Foreign currency effect (1):
Net premiums	$(96,024)	$(61,093)	$5,906	$(4,964)	$(50,225)	$(45,799)
Operating income before income taxes	$(11,833)	$(9,276)	$(2,016)	$(809)	$(6,605)	$(5,228)

(1) Compared to comparable prior year period

Reinsurance Group of America, Incorporated Consolidated Balance Sheets

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
(USD thousands)	2015	2014	2014	2014	2014
Assets
Fixed maturity securities, available-for-sale	$25,801,223	$25,480,972	$24,475,451	$24,480,396	$22,157,182
Mortgage loans on real estate	2,913,486	2,712,238	2,617,091	2,555,800	2,526,228
Policy loans	1,284,085	1,284,284	1,249,948	1,250,635	1,296,897
Funds withheld at interest	5,841,554	5,922,561	5,969,006	5,940,521	5,814,231
Short-term investments	89,136	97,694	44,437	45,596	118,789
Other invested assets	1,243,033	1,198,319	1,165,021	1,128,375	1,234,779
Total investments	37,172,517	36,696,068	35,520,954	35,401,323	33,148,106
Cash and cash equivalents	1,083,179	1,645,669	1,118,745	1,378,117	1,127,132
Accrued investment income	283,665	261,096	305,880	279,368	233,816
Premiums receivable and other reinsurance balances	1,509,810	1,527,729	1,491,993	1,559,526	1,454,959
Reinsurance ceded receivables	665,797	578,206	596,704	614,203	594,794
Deferred policy acquisition costs	3,286,348	3,342,575	3,297,616	3,368,343	3,450,523
Other assets	689,952	628,268	578,471	570,171	532,251
Total assets	$44,691,268	$44,679,611	$42,910,363	$43,171,051	$40,541,581

Liabilities and Stockholders’ Equity
Future policy benefits	$14,152,780	$14,476,637	$13,541,687	$13,785,532	$11,887,951
Interest-sensitive contract liabilities	12,508,201	12,591,497	12,638,117	12,686,025	12,809,003
Other policy claims and benefits	3,822,699	3,824,069	3,861,060	3,996,737	3,899,004
Other reinsurance balances	320,950	306,915	276,314	258,023	283,249
Deferred income taxes	2,529,733	2,365,817	2,149,076	2,232,821	2,023,588
Other liabilities	1,118,645	994,230	967,303	716,157	638,967
Short-term debt	—	—	—	110,000	50,000
Long-term debt	2,313,884	2,314,293	2,314,693	2,214,705	2,214,526
Collateral finance and securitization notes	774,351	782,701	482,115	482,092	484,747
Total liabilities	37,541,243	37,656,159	36,230,365	36,482,092	34,291,035

Stockholders’ Equity:
Common stock, at par value	791	791	791	791	791
Additional paid-in-capital	1,802,774	1,798,279	1,784,818	1,783,856	1,782,838
Retained earnings	4,339,028	4,239,647	4,074,047	3,941,777	3,772,776
Treasury stock	(876,804)	(672,394)	(679,265)	(666,125)	(585,358)
Accumulated other comprehensive income (AOCI):
Accumulated currency translation adjustment, net of income taxes	(35,924)	81,847	131,936	207,043	164,400
Unrealized appreciation of securities, net of income taxes	1,968,697	1,624,773	1,387,957	1,442,324	1,136,079
Pension and postretirement benefits, net of income taxes	(48,537)	(49,491)	(20,286)	(20,707)	(20,980)
Total stockholders’ equity	7,150,025	7,023,452	6,679,998	6,688,959	6,250,546
Total liabilities and stockholders’ equity	$44,691,268	$44,679,611	$42,910,363	$43,171,051	$40,541,581

Total stockholders’ equity, excluding AOCI	$5,265,789	$5,366,323	$5,180,391	$5,060,299	$4,971,047

Reinsurance Group of America, Incorporated U.S. and Latin America Traditional Segment Pre-tax Operating Income

	Three Months Ended					Current Qtr vs. PY Quarter
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
(USD thousands)	2015	2014	2014	2014	2014
Revenues:
Net premiums	$1,114,094	$1,221,862	$1,171,916	$1,189,822	$1,141,905	$(27,811)
Investment income, net of related expenses	143,005	142,753	139,272	137,404	133,376	9,629
Other revenue	664	1,323	783	767	642	22
Total revenues	1,257,763	1,365,938	1,311,971	1,327,993	1,275,923	(18,160)

Benefits and expenses:
Claims and other policy benefits	1,039,407	1,021,046	1,030,525	1,045,030	1,033,707	5,700
Interest credited	12,944	13,101	12,993	12,818	12,272	672
Policy acquisition costs and other insurance expenses	158,567	168,395	161,120	156,270	156,000	2,567
Other operating expenses	26,529	29,276	28,408	24,921	25,741	788
Total benefits and expenses	1,237,447	1,231,818	1,233,046	1,239,039	1,227,720	9,727

Operating income before income taxes	20,316	134,120	78,925	88,954	48,203	(27,887)

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	20,316	134,120	78,925	88,954	48,203	(27,887)
Investment and derivative (losses) gains - non-operating	(2,473)	(5,268)	(1,092)	5,034	2,769	(5,242)
Income before income taxes	$17,843	$128,852	$77,833	$93,988	$50,972	$(33,129)

Loss and Expense Ratios:
Claims and other policy benefits	93.3%	83.6%	87.9%	87.8%	90.5%	2.8%
Policy acquisition costs and other insurance expenses	14.2%	13.8%	13.7%	13.1%	13.7%	0.5%
Other operating expenses	2.4%	2.4%	2.4%	2.1%	2.3%	0.1%

Reinsurance Group of America, Incorporated U.S. and Latin America Non-Traditional Segment—Asset Intensive Reinsurance Pre-tax Operating Income

	Three Months Ended					Current Qtr vs. PY Quarter
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
(USD thousands)	2015	2014	2014	2014	2014
Revenues:
Net premiums	$5,041	$4,747	$5,168	$4,984	$5,180	$(139)
Investment income, net of related expenses	141,470	155,557	170,608	143,927	158,619	(17,149)
Investment related gains (losses), net	—	1	(2)	1	—	—
Other revenue	26,544	28,436	28,944	29,376	28,276	(1,732)
Total revenues	173,055	188,741	204,718	178,288	192,075	(19,020)

Benefits and expenses:
Claims and other policy benefits	6,726	5,289	5,586	4,713	4,260	2,466
Interest credited	84,672	86,294	104,985	90,037	101,644	(16,972)
Policy acquisition costs and other insurance expenses	37,005	36,380	31,960	35,698	41,072	(4,067)
Other operating expenses	4,318	4,764	4,211	3,813	4,094	224
Total benefits and expenses	132,721	132,727	146,742	134,261	151,070	(18,349)

Operating income before income taxes	40,334	56,014	57,976	44,027	41,005	(671)

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	40,334	56,014	57,976	44,027	41,005	(671)
Investment and derivative gains (losses) - non-operating (1)	21,787	28,086	18,001	12,412	21,300	487
Change in value of modified coinsurance and funds withheld embedded derivatives (1)	147	(13,490)	56,490	79,768	78,696	(78,549)
GMXB embedded derivatives (1)	(25,133)	(52,901)	(47,479)	(5,183)	(23,661)	(1,472)
Funds withheld gains (losses) - investment income	6,367	1,154	4,914	5,232	(217)	6,584
EIA embedded derivatives - interest credited	(10,313)	362	415	(6,916)	6,560	(16,873)
DAC offset, net	8,951	15,253	(26,521)	(47,543)	(53,068)	62,019
Income before income taxes	$42,140	$34,478	$63,796	$81,797	$70,615	$(28,475)

(1) Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement

Reinsurance Group of America, Incorporated U.S. and Latin America Non-Traditional Segment—Asset Intensive Reinsurance Pre-tax Operating Income (Cont’d)

	Three Months Ended
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
(USD millions)	2015	2014	2014	2014	2014
Annuity account values:

Fixed annuities (deferred)	$4,779	$4,859	$4,919	$5,030	$5,156

Net interest spread (fixed annuities):	2.3%	3.5%	3.2%	2.3%	2.5%

Equity-indexed annuities	$4,666	$4,695	$4,716	$4,725	$4,741

Variable annuities:
No riders	$864	$881	$899	$941	$943
GMDB only	71	75	79	84	85
GMIB only	5	5	6	6	6
GMAB only	41	44	46	50	51
GMWB only	1,600	1,636	1,676	1,741	1,733
GMDB / WB	410	427	427	462	459
Other	26	27	28	30	30
Total VA account values	$3,017	$3,095	$3,161	$3,314	$3,307

Fair value of liabilities associated with living benefit riders	$184	$159	$106	$59	$54

Interest-sensitive contract liabilities associated with:

Guaranteed investment contracts	$336	$336	$336	$301	$301

Bank-owned life insurance (BOLI)	$551	$548	$544	$541	$538

Other asset-intensive business	$68	$69	$69	$71	$71

Reinsurance Group of America, Incorporated U.S. and Latin America Non-Traditional Segment—Financial Reinsurance Pre-tax Operating Income

	Three Months Ended					Current Qtr vs. PY Quarter
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
(USD thousands)	2015	2014	2014	2014	2014
Revenues:
Investment income, net of related expenses	$1,145	$1,155	$1,003	$1,086	$1,247	$(102)
Other revenue	15,305	18,363	23,581	21,777	19,098	(3,793)
Total revenues	16,450	19,518	24,584	22,863	20,345	(3,895)

Benefits and expenses:
Policy acquisition costs and other insurance expenses	2,416	4,112	8,458	6,944	5,742	(3,326)
Other operating expenses	1,669	2,876	2,322	2,310	2,177	(508)
Total benefits and expenses	4,085	6,988	10,780	9,254	7,919	(3,834)

Operating income before income taxes	12,365	12,530	13,804	13,609	12,426	(61)

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	12,365	12,530	13,804	13,609	12,426	(61)
Investment and derivative gains (losses) - non-operating	—	(162)	(100)	68	83	(83)
Income before income taxes	$12,365	$12,368	$13,704	$13,677	$12,509	$(144)

Reinsurance Group of America, Incorporated Canadian Traditional Segment Pre-tax Operating Income

	Three Months Ended					Current Qtr vs. PY Quarter
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
(USD thousands)	2015	2014	2014	2014	2014
Revenues:
Net premiums	$212,550	$240,409	$239,645	$248,031	$225,304	$(12,754)
Investment income, net of related expenses	44,405	47,442	49,060	48,703	46,273	(1,868)
Investment related gains (losses), net	939	937	907	621	1,006	(67)
Other revenue	1,556	569	761	(220)	961	595
Total revenues	259,450	289,357	290,373	297,135	273,544	(14,094)

Benefits and expenses:
Claims and other policy benefits	183,534	200,620	195,162	199,084	189,571	(6,037)
Interest credited	4	14	10	9	—	4
Policy acquisition costs and other insurance expenses	49,551	60,699	60,260	60,687	52,953	(3,402)
Other operating expenses	9,188	9,826	10,086	9,612	9,487	(299)
Total benefits and expenses	242,277	271,159	265,518	269,392	252,011	(9,734)

Operating income before income taxes	17,173	18,198	24,855	27,743	21,533	(4,360)

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	17,173	18,198	24,855	27,743	21,533	(4,360)
Investment and derivative gains (losses) - non-operating	519	1,418	(1,282)	3,544	(2,706)	3,225
Funds withheld gains (losses) - investment income	5,035	217	587	722	606	4,429
Income before income taxes	$22,727	$19,833	$24,160	$32,009	$19,433	$3,294

Loss and Expense Ratios:
Loss ratios (creditor business)	29.5%	31.3%	28.0%	27.5%	31.5%	(2.0)%
Loss ratios (excluding creditor business)	101.2%	100.6%	98.3%	97.1%	98.2%	3.0%
Claims and other policy benefits / (net premiums + investment income)	71.4%	69.7%	67.6%	67.1%	69.8%	1.6%
Policy acquisition costs and other insurance expenses (creditor business)	63.0%	65.8%	65.2%	66.6%	58.1%	4.9%
Policy acquisition costs and other insurance expenses (excluding creditor business)	12.9%	11.9%	12.5%	11.0%	14.3%	(1.4)%
Other operating expenses	4.3%	4.1%	4.2%	3.9%	4.2%	0.1%

Foreign currency effect (1):
Net premiums	$(26,121)	$(18,820)	$(11,917)	$(16,401)	$(21,650)	$(4,471)
Operating income before income taxes	$(2,147)	$(1,750)	$(1,556)	$(1,743)	$(2,272)	$125

Creditor reinsurance net premiums	$44,054	$59,451	$57,412	$60,013	$47,344	$(3,290)

Note: The loss ratios on creditor reinsurance business are normally lower than traditional reinsurance, while allowances are normally higher as a percentage of premiums.
(1) Compared to comparable prior year period

Reinsurance Group of America, Incorporated Canadian Non-Traditional Segment Pre-tax Operating Income (1)

	Three Months Ended					Current Qtr vs. PY Quarter
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
(USD thousands)	2015	2014	2014	2014	2014
Revenues:
Net premiums	$9,967	$4,615	$5,491	$5,546	$5,540	$4,427
Investment income, net of related expenses	550	616	600	655	724	(174)
Other revenue	1,357	1,432	1,568	1,483	—	1,357
Total revenues	11,874	6,663	7,659	7,684	6,264	5,610

Benefits and expenses:
Claims and other policy benefits	7,299	4,451	6,271	4,209	5,185	2,114
Policy acquisition costs and other insurance expenses	107	131	149	150	151	(44)
Other operating expenses	337	350	358	342	338	(1)
Total benefits and expenses	7,743	4,932	6,778	4,701	5,674	2,069

Operating income (loss) before income taxes	4,131	1,731	881	2,983	590	3,541

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	4,131	1,731	881	2,983	590	3,541
Investment and derivative gains (losses) - non-operating	—	8	3	28	41	(41)
Income before income taxes	$4,131	$1,739	$884	$3,011	$631	$3,500

Foreign currency effect (2):
Net premiums	$(1,302)	$(1,390)	$(29)	$(43)	$(68)	$(1,234)
Operating income (loss) before income taxes	$(251)	$(146)	$(49)	$(200)	$(61)	$(190)

(1) The Canadian non-traditional segment includes longevity and financial reinsurance.
(2) Compared to comparable prior year period

Reinsurance Group of America, Incorporated Europe, Middle East and Africa Traditional Segment Pre-tax Operating Income

	Three Months Ended					Current Qtr vs. PY Quarter
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
(USD thousands)	2015	2014	2014	2014	2014
Revenues:
Net premiums	$269,746	$288,191	$291,015	$286,403	$291,798	$(22,052)
Investment income, net of related expenses	12,089	15,099	13,050	12,113	11,824	265
Investment related gains (losses), net	12,208	3,678	2,550	5,183	2,593	9,615
Other revenue	1,140	(582)	2,878	(336)	404	736
Total revenues	295,183	306,386	309,493	303,363	306,619	(11,436)

Benefits and expenses:
Claims and other policy benefits	235,307	247,959	244,010	236,540	269,251	(33,944)
Interest credited	12,349	4,076	2,959	5,750	2,786	9,563
Policy acquisition costs and other insurance expenses	12,008	14,038	17,205	11,994	13,735	(1,727)
Other operating expenses	25,086	30,414	25,028	26,029	22,970	2,116
Total benefits and expenses	284,750	296,487	289,202	280,313	308,742	(23,992)

Operating income (loss) before income taxes	10,433	9,899	20,291	23,050	(2,123)	12,556

Operating to U.S. GAAP Reconciliation:
Operating income (loss) before income taxes	10,433	9,899	20,291	23,050	(2,123)	12,556
Investment and derivative gains (losses) - non-operating	49	3,330	990	3,737	1,131	(1,082)
Income (loss) before income taxes	$10,482	$13,229	$21,281	$26,787	$(992)	$11,474

Loss and Expense Ratios:
Claims and other policy benefits	87.2%	86.0%	83.8%	82.6%	92.3%	(5.1)%
Policy acquisition costs and other insurance expenses	4.5%	4.9%	5.9%	4.2%	4.7%	(0.2)%
Other operating expenses	9.3%	10.6%	8.6%	9.1%	7.9%	1.4%

Foreign currency effect (1):
Net premiums	$(29,430)	$(24,435)	$13,415	$20,767	$9,302	$(38,732)
Operating income (loss) before income taxes	$(1,301)	$(905)	$1,157	$2,031	$(840)	$(461)

Critical illness net premiums	$58,219	$62,511	$63,303	$66,257	$65,678	$(7,459)

(1) Compared to comparable prior year period

Reinsurance Group of America, Incorporated Europe, Middle East and Africa Non-Traditional Segment Pre-tax Operating Income (1)

	Three Months Ended					Current Qtr vs. PY Quarter
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
(USD thousands)	2015	2014	2014	2014	2014
Revenues:
Net premiums	$29,860	$57,694	$55,442	$54,481	$48,945	$(19,085)
Investment income, net of related expenses	16,877	28,799	16,141	8,558	1,545	15,332
Other revenue	7,640	8,725	10,640	8,275	7,519	121
Total revenues	54,377	95,218	82,223	71,314	58,009	(3,632)

Benefits and expenses:
Claims and other policy benefits	32,081	66,032	53,982	46,006	38,090	(6,009)
Policy acquisition costs and other insurance expenses	(530)	(646)	(738)	(502)	(470)	(60)
Other operating expenses	4,191	5,948	5,290	4,179	4,290	(99)
Total benefits and expenses	35,742	71,334	58,534	49,683	41,910	(6,168)

Operating income before income taxes	18,635	23,884	23,689	21,631	16,099	2,536

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	18,635	23,884	23,689	21,631	16,099	2,536
Investment and derivative gains (losses) - non-operating	851	2,314	206	12,904	98	753
Non-investment derivatives	148	512	—	—	—	148
Income before income taxes	$19,634	$26,710	$23,895	$34,535	$16,197	$3,437

Foreign currency effect (2):
Net premiums	$(2,327)	$9,345	$1,026	$437	$(612)	$(1,715)
Operating income before income taxes	$(2,393)	$(1,510)	$929	$1,679	$1,234	$(3,627)

(1) The Europe, Middle East and Africa non-traditional segment includes asset intensive, financial reinsurance, capital motivated and longevity closed block business.
(2) Compared to comparable prior year period

Reinsurance Group of America, Incorporated Asia Pacific Traditional Segment Pre-tax Operating Income

	Three Months Ended					Current Qtr vs. PY Quarter
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
(USD thousands)	2015	2014	2014	2014	2014
Revenues:
Net premiums	$372,145	$390,652	$393,665	$390,494	$366,099	$6,046
Investment income, net of related expenses	20,604	20,785	21,899	21,502	20,303	301
Investment related gains (losses), net	—	(1)	1	(1)	1	(1)
Other revenue	1,126	3,363	2,776	51,593	366	760
Total revenues	393,875	414,799	418,341	463,588	386,769	7,106
Benefits and expenses:
Claims and other policy benefits	265,309	312,540	309,648	299,747	286,676	(21,367)
Interest Credited	—	—	—	—	—	—
Policy acquisition costs and other insurance expenses	46,912	46,691	51,249	107,293	53,579	(6,667)
Other operating expenses	29,006	37,541	32,818	30,285	27,767	1,239
Total benefits and expenses	341,227	396,772	393,715	437,325	368,022	(26,795)

Operating income before income taxes	52,648	18,027	24,626	26,263	18,747	33,901

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	52,648	18,027	24,626	26,263	18,747	33,901
Investment and derivative gains (losses) - non-operating	—	1,193	(324)	1,950	120	(120)
Income before income taxes	$52,648	$19,220	$24,302	$28,213	$18,867	$33,781

Loss and Expense Ratios:
Claims and other policy benefits	71.3%	80.0%	78.7%	76.8%	78.3%	(7.0)%
Policy acquisition costs and other insurance expenses	12.6%	12.0%	13.0%	27.5%	14.6%	(2.0)%
Other operating expenses	7.8%	9.6%	8.3%	7.8%	7.6%	0.2%

Foreign currency effect (1):
Net premiums	$(35,158)	$(23,238)	$3,459	$(9,483)	$(36,576)	$1,418
Operating income before income taxes	$(4,762)	$(2,414)	$(658)	$(1,193)	$(2,258)	$(2,504)

Critical illness net premiums	$69,867	$76,231	$67,105	$71,928	$60,398	$9,469

(1) Compared to comparable prior year period

Reinsurance Group of America, Incorporated Asia Pacific Non-Traditional Segment Pre-tax Operating Income (1)

	Three Months Ended					Current Qtr vs. PY Quarter
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
(USD thousands)	2015	2014	2014	2014	2014
Revenues:
Net premiums	$10,282	$9,429	$5,757	$3,193	$15,651	$(5,369)
Investment income, net of related expenses	3,649	4,264	4,546	4,823	4,339	(690)
Investment related gains (losses), net	501	665	645	685	860	(359)
Other revenue	5,117	5,539	6,174	5,281	5,757	(640)
Total revenues	19,549	19,897	17,122	13,982	26,607	(7,058)
Benefits and expenses:
Claims and other policy benefits	5,735	8,103	9,859	6,573	16,920	(11,185)
Interest Credited	184	195	221	234	246	(62)
Policy acquisition costs and other insurance expenses	546	367	603	616	710	(164)
Other operating expenses	2,960	4,006	3,621	3,495	2,820	140
Total benefits and expenses	9,425	12,671	14,304	10,918	20,696	(11,271)

Operating income before income taxes	10,124	7,226	2,818	3,064	5,911	4,213

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	10,124	7,226	2,818	3,064	5,911	4,213
Investment and derivative gains (losses) - non-operating	21	(5,803)	(6,707)	3,651	1,533	(1,512)
Income (loss) before income taxes	$10,145	$1,423	$(3,889)	$6,715	$7,444	$2,701

Foreign currency effect (2):
Net premiums	$(1,686)	$(2,555)	$(48)	$(241)	$(621)	$(1,065)
Operating income (loss) before income taxes	$(451)	$(1,355)	$(436)	$(120)	$(702)	$251

(1) The Asia Pacific non-traditional segment includes asset intensive, financial reinsurance, and disabled life closed block business.
(2) Compared to comparable prior year period

Reinsurance Group of America, Incorporated Corporate and Other Segment Pre-tax Operating Income

	Three Months Ended					Current Qtr vs. PY Quarter
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
(USD thousands)	2015	2014	2014	2014	2014
Revenues:
Net premiums	$167	$173	$186	$206	$215	$(48)
Investment income, net of related expenses	31,695	33,762	25,426	25,882	25,736	5,959
Investment related gains (losses), net	447	468	471	250	225	222
Other revenue	1,730	(379)	802	2,730	4,567	(2,837)
Total revenues	34,039	34,024	26,885	29,068	30,743	3,296

Benefits and expenses:
Claims and other policy benefits	53	2	(6)	(17)	17	36
Interest credited	212	205	199	198	206	6
Policy acquisition costs and other insurance expenses	(20,588)	(24,139)	(20,376)	(17,319)	(21,667)	1,079
Other operating expenses	18,334	41,279	21,595	22,476	11,252	7,082
Interest expense	35,627	(9,660)	36,065	35,211	35,084	543
Collateral finance and securitization expense	6,071	3,710	2,571	2,591	2,569	3,502
Total benefits and expenses	39,709	11,397	40,048	43,140	27,461	12,248

Operating income (loss) before income taxes	(5,670)	22,627	(13,163)	(14,072)	3,282	(8,952)

Operating to U.S. GAAP Reconciliation:
Operating income (loss) before income taxes	(5,670)	22,627	(13,163)	(14,072)	3,282	(8,952)
Investment and derivative gains (losses) - non-operating	(2,280)	(3,696)	(960)	(6,125)	482	(2,762)
Non-investment derivatives	(40)	(40)	(28)	—	—	(40)
Income (loss) before income taxes	$(7,990)	$18,891	$(14,151)	$(20,197)	$3,764	$(11,754)

Foreign currency effect (1):
Operating income (loss) before income taxes	$(528)	$(1,196)	$(1,403)	$(1,263)	$(1,706)	$1,178

(1) Compared to comparable prior year period

Reinsurance Group of America, Incorporated Summary of Pre-tax Segment Operating Income

	Three Months Ended					Current Qtr vs. PY Quarter
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
(USD thousands)	2015	2014	2014	2014	2014
U.S. and Latin America:
Traditional	$20,316	$134,120	$78,925	$88,954	$48,203	$(27,887)
Non-Traditional:
Asset Intensive	40,334	56,014	57,976	44,027	41,005	(671)
Financial Reinsurance	12,365	12,530	13,804	13,609	12,426	(61)
Total U.S. and Latin America	73,015	202,664	150,705	146,590	101,634	(28,619)
Canada:
Canadian Traditional	17,173	18,198	24,855	27,743	21,533	(4,360)
Canadian Non-Traditional	4,131	1,731	881	2,983	590	3,541
Total Canadian	21,304	19,929	25,736	30,726	22,123	(819)
Europe, Middle East and Africa:
Europe, Middle East and Africa Traditional	10,433	9,899	20,291	23,050	(2,123)	12,556
Europe, Middle East and Africa Non-Traditional	18,635	23,884	23,689	21,631	16,099	2,536
Total Europe, Middle East and Africa	29,068	33,783	43,980	44,681	13,976	15,092
Asia Pacific:
Asia Pacific Traditional	52,648	18,027	24,626	26,263	18,747	33,901
Asia Pacific Non-Traditional	10,124	7,226	2,818	3,064	5,911	4,213
Total Asia Pacific	62,772	25,253	27,444	29,327	24,658	38,114
Corporate and Other	(5,670)	22,627	(13,163)	(14,072)	3,282	(8,952)
Consolidated	$180,489	$304,256	$234,702	$237,252	$165,673	$14,816

Reinsurance Group of America, Incorporated Investments (USD thousands) Cash and Invested Assets

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2015	2014	2014	2014	2014
Fixed maturity securities, available-for-sale	$25,801,223	$25,480,972	$24,475,451	$24,480,396	$22,157,182
Mortgage loans on real estate	2,913,486	2,712,238	2,617,091	2,555,800	2,526,228
Policy loans	1,284,085	1,284,284	1,249,948	1,250,635	1,296,897
Funds withheld at interest	5,841,554	5,922,561	5,969,006	5,940,521	5,814,231
Short-term investments	89,136	97,694	44,437	45,596	118,789
Other invested assets	1,243,033	1,198,319	1,165,021	1,128,375	1,234,779
Cash and cash equivalents	1,083,179	1,645,669	1,118,745	1,378,117	1,127,132
Total cash and invested assets	$38,255,696	$38,341,737	$36,639,699	$36,779,440	$34,275,238

Investment Income and Yield Summary

	Three Months Ended					Current Qtr vs. PY Quarter
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2015	2014	2014	2014	2014
Average invested assets at amortized cost (1)	$21,073,262	$20,672,245	$20,424,141	$20,121,261	$19,726,037	$1,347,225
Net investment income (1)	$247,239	$250,757	$240,877	$236,604	$229,644	$17,595
Annualized investment yield (ratio of net investment income to average invested assets) (1)	4.78%	4.94%	4.80%	4.79%	4.74%	0.04%

(1) Excludes spread-related business (e.g. coinsurance of annuities)

Reinsurance Group of America, Incorporated
Investments
(USD thousands)

Amortized cost, gross unrealized gains and losses, and estimated fair values of fixed maturity and equity securities
(Excludes Funds Withheld Portfolios)

March 31, 2015
	Amortized Cost	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total	Other-than- temporary Impairment in AOCI
Available-for-sale:
Corporate securities	$14,084,589	$1,159,377	$64,831	$15,179,135	58.8%	$—
Canadian and Canadian provincial governments	2,477,703	1,416,036	—	3,893,739	15.1%	—
Residential mortgage-backed securities	1,072,415	60,491	5,232	1,127,674	4.4%	(300)
Asset-backed securities	1,082,883	23,322	8,093	1,098,112	4.3%	354
Commercial mortgage-backed securities	1,448,372	93,304	7,402	1,534,274	5.9%	(1,609)
U.S. government and agencies	444,529	28,879	—	473,408	1.8%	—
State and political subdivisions	378,403	54,496	3,128	429,771	1.7%	—
Other foreign government, supranational, and foreign
government-sponsored enterprises	1,944,822	129,615	9,327	2,065,110	8.0%	—
Total fixed maturity securities	$22,933,716	$2,965,520	$98,013	$25,801,223	100.0%	$(1,555)

Non-redeemable preferred stock	90,643	5,136	1,405	94,374	70.1%
Other equity securities	39,395	894	44	40,245	29.9%
Total equity securities	$130,038	$6,030	$1,449	$134,619	100.0%

December 31, 2014
	Amortized Cost	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total	Other-than- temporary Impairment in AOCI
Available-for-sale:
Corporate securities	$14,010,604	$965,523	$90,544	$14,885,583	58.4%	$—
Canadian and Canadian provincial governments	2,668,852	1,196,420	7	3,865,265	15.2%	—
Residential mortgage-backed securities	991,867	52,640	6,611	1,037,896	4.1%	(300)
Asset-backed securities	1,059,660	20,301	10,375	1,069,586	4.2%	354
Commercial mortgage-backed securities	1,453,657	87,593	8,659	1,532,591	6.0%	(1,609)
U.S. government and agencies	501,352	25,014	515	525,851	2.0%	—
State and political subdivisions	378,457	51,117	3,498	426,076	1.7%	—
Other foreign government, supranational, and foreign
government-sponsored enterprises	2,041,148	110,065	13,089	2,138,124	8.4%	—
Total fixed maturity securities	$23,105,597	$2,508,673	$133,298	$25,480,972	100.0%	$(1,555)

Non-redeemable preferred stock	93,540	7,350	1,527	99,363	78.3%
Other equity securities	26,994	597	94	27,497	21.7%
Total equity securities	$120,534	$7,947	$1,621	$126,860	100.0%

Reinsurance Group of America, Incorporated Investments (USD thousands) Corporate Fixed Maturities Securities by Sector (Excludes Funds Withheld Portfolios)

	March 31, 2015				December 31, 2014
	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings (1)	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings (1)
Financial Institutions
Banking	$3,115,769	$3,300,931	21.8%	A-	$3,085,645	$3,227,988	21.6%	A-
Brokerage/Asset Managers/Exchanges	263,043	287,320	1.9%	A	247,955	268,439	1.8%	A
Finance Comp.	185,879	200,368	1.3%	A+	187,055	199,781	1.3%	A+
Insurance	702,210	781,853	5.2%	A-	692,464	758,825	5.1%	A-
REITs	512,522	547,830	3.6%	BBB+	513,412	544,302	3.7%	BBB+
Other Finance	62,834	68,159	0.4%	BBB+	63,037	67,073	0.5%	BBB+
Total Financial Institutions	$4,842,257	$5,186,461	34.2%		$4,789,568	$5,066,408	34.0%
Industrials
Basic	877,393	916,134	6.0%	BBB	893,754	921,843	6.2%	BBB
Capital Goods	660,529	705,809	4.6%	BBB	657,388	694,700	4.7%	BBB
Communications	1,410,865	1,554,810	10.2%	BBB	1,448,054	1,572,181	10.6%	BBB+
Consumer Cyclical	631,495	685,719	4.5%	BBB+	665,675	709,100	4.8%	BBB+
Consumer Noncyclical	1,279,436	1,395,621	9.2%	BBB+	1,299,879	1,397,510	9.4%	BBB+
Energy	1,741,193	1,830,451	12.1%	BBB	1,647,847	1,699,885	11.2%	BBB
Technology	503,207	530,636	3.5%	BBB+	465,256	485,833	3.3%	BBB+
Transportation	488,873	533,408	3.5%	A-	453,106	486,736	3.3%	A-
Other Industrial	106,945	118,090	0.8%	A-	108,371	118,279	0.8%	A-
Total Industrials	$7,699,936	$8,270,678	54.4%		$7,639,330	$8,086,067	54.3%
Utilities
Electric	1,166,561	1,303,023	8.6%	BBB+	1,192,487	1,309,874	8.8%	BBB+
Natural Gas	219,925	240,253	1.6%	A-	234,761	251,110	1.7%	A-
Other Utility	155,910	178,720	1.2%	BBB+	154,458	172,124	1.2%	A-
Total Utilities	$1,542,396	$1,721,996	11.4%		$1,581,706	$1,733,108	11.7%
Total	$14,084,589	$15,179,135	100.0%	BBB+	$14,010,604	$14,885,583	100.0%	BBB+

(1) The Average Credit Rating designations are based on the weighted average ratings from nationally recognized rating organizations, primarily those assigned by S&P. In instances where a S&P rating is not available, the Company will reference the rating provided by Moody’s, and in the absence of both the Company will assign equivalent ratings based on information from the NAIC.

Reinsurance Group of America, Incorporated
Investments
(USD thousands)

Ratings of Fixed Maturity Securities (Excludes Funds Withheld Portfolios)

		March 31, 2015			December 31, 2014			September 30, 2014			June 30, 2014			March 31, 2014
NAIC Designation (1)	Rating Agency Designation (2)	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total
1	AAA/AA/A	$14,515,363	$16,887,466	65.4%	$14,855,946	$16,866,777	66.1%	$14,590,478	$16,236,196	66.3%	$14,646,888	$16,304,796	66.6%	$13,519,276	$14,859,087	67.0%
2	BBB	6,957,089	7,450,140	28.9%	6,880,383	7,258,299	28.5%	6,530,399	6,895,202	28.2%	6,527,092	6,942,290	28.3%	5,882,308	6,177,731	27.9%
3	BB	799,090	825,796	3.2%	750,152	760,531	3.0%	729,311	751,110	3.1%	669,569	706,926	2.9%	637,814	666,571	3.0%
4	B	419,277	404,081	1.6%	387,456	372,375	1.5%	425,094	421,100	1.7%	362,960	364,395	1.5%	379,529	379,688	1.7%
5	CCC	219,271	214,370	0.8%	212,905	208,346	0.8%	152,363	150,845	0.6%	143,292	142,805	0.6%	60,003	60,427	0.3%
6	In or near default	23,626	19,370	0.1%	18,755	14,644	0.1%	25,296	20,998	0.1%	23,545	19,184	0.1%	18,594	13,678	0.1%
	Total	$22,933,716	$25,801,223	100.0%	$23,105,597	$25,480,972	100.0%	$22,452,941	$24,475,451	100.0%	$22,373,346	$24,480,396	100.0%	$20,497,524	$22,157,182	100.0%

(1) Structured securities held by the Company’s insurance subsidiaries that maintain the National Association of Insurance Commissioners (NAIC) statutory basis of accounting that meet the definition of SSAP No. 43R utilize the NAIC rating methodology. All other securities will continue to utilize the Nationally Recognized Statistical Rating Organizations (NRSRO) ratings, as available, or equivalent rating based on information from the NAIC.

(2) The Rating Agency Designation includes all “+” or “-” at that rating level (e. g. ‘BBB’ includes ‘BBB+’, ‘BBB’, and ‘BBB-’).

Structured Fixed Maturity Securities

	March 31, 2015		December 31, 2014		September 30, 2014		June 30, 2014		March 31, 2014
	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value
Residential mortgage-backed securities:
Agency	$644,367	$692,101	$639,936	$677,352	$597,413	$625,070	$564,397	$594,042	$569,064	$591,515
Non-agency	428,048	435,573	351,931	360,544	367,023	375,647	382,034	392,097	400,880	410,356
Total residential mortgage-backed securities	1,072,415	1,127,674	991,867	1,037,896	964,436	1,000,717	946,431	986,139	969,944	1,001,871
Commercial mortgage-backed securities	1,448,372	1,534,274	1,453,657	1,532,591	1,404,648	1,481,822	1,380,622	1,474,620	1,367,205	1,450,503
Asset-backed securities	1,082,883	1,098,112	1,059,660	1,069,586	993,028	1,006,048	993,116	1,008,375	933,130	944,579
Total	$3,603,670	$3,760,060	$3,505,184	$3,640,073	$3,362,112	$3,488,587	$3,320,169	$3,469,134	$3,270,279	$3,396,953

Reinsurance Group of America, Incorporated Investments (USD thousands) Gross Unrealized Losses Aging Fixed Maturity Securities

	March 31, 2015		December 31, 2014		September 30, 2014		June 30, 2014		March 31, 2014
	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total
Less than 20%	$71,886	72.3%	$110,346	81.8%	$107,731	89.1%	$96,330	85.8%	$157,050	87.6%
20% or more for less than six months	14,581	14.7%	13,698	10.1%	683	0.6%	2,479	2.2%	163	0.1%
20% or more for six months or greater	11,546	11.6%	9,254	6.9%	9,510	7.9%	10,936	9.7%	17,771	9.9%
Total	$98,013	98.6%	$133,298	98.8%	$117,924	97.6%	$109,745	97.7%	$174,984	97.6%

Equity Securities

	March 31, 2015		December 31, 2014		September 30, 2014		June 30, 2014		March 31, 2014
	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total
Less than 20%	$712	0.7%	$1,619	1.2%	$2,926	2.4%	$2,555	2.3%	$4,321	2.4%
20% or more for less than six months	737	0.7%	—	0.0%	—	0.0%	—	0.0%	—	0.0%
20% or more for six months or greater	—	0.0%	2	0.0%	2	0.0%	2	0.0%	2	0.0%
Total	$1,449	1.4%	$1,621	1.2%	$2,928	2.4%	$2,557	2.3%	$4,323	2.4%

Reinsurance Group of America, Incorporated Investments (USD thousands) Fixed Maturities and Equity Securities Below Amortized Cost (Excludes Funds Withheld Portfolios)

	As of March 31, 2015
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities:
Corporate securities	$805,091	$18,419	$227,150	$15,576	$1,032,241	$33,995
Canadian and Canadian provincial governments	—	—	—	—	—	—
Residential mortgage-backed securities	100,937	1,507	62,201	3,228	163,138	4,735
Asset-backed securities	285,839	2,774	99,896	3,381	385,735	6,155
Commercial mortgage-backed securities	49,304	162	20,733	1,590	70,037	1,752
U.S. government and agencies	—	—	—	—	—	—
State and political subdivisions	—	—	13,647	3,128	13,647	3,128
Other foreign government, supranational, and foreign government-sponsored enterprises	109,347	5,560	36,737	1,494	146,084	7,054
Investment grade securities	1,350,518	28,422	460,364	28,397	1,810,882	56,819

Below investment grade securities:
Corporate securities	357,118	28,279	25,560	2,557	382,678	30,836
Residential mortgage-backed securities	10,308	83	12,033	414	22,341	497
Asset-backed securities	14,478	231	6,715	1,707	21,193	1,938
Commercial mortgage-backed securities	6,739	240	5,522	5,410	12,261	5,650
State and political subdivisions	—	—	—	—	—	—
Other foreign government, supranational, and foreign government-sponsored enterprises	15,375	2,145	2,910	128	18,285	2,273
Below investment grade securities	404,018	30,978	52,740	10,216	456,758	41,194
Total fixed maturity securities	$1,754,536	$59,400	$513,104	$38,613	$2,267,640	$98,013

Non-redeemable preferred stock	20,885	501	6,649	904	27,534	1,405
Other equity securities	8,597	44	—	—	8,597	44
Total equity securities	$29,482	$545	$6,649	$904	$36,131	$1,449

	As of December 31, 2014
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities:
Corporate securities	$1,225,767	$27,784	$614,294	$30,040	$1,840,061	$57,824
Canadian and Canadian provincial governments	—	—	1,235	7	1,235	7
Residential mortgage-backed securities	78,864	846	135,414	5,247	214,278	6,093
Asset-backed securities	332,785	4,021	109,411	4,289	442,196	8,310
Commercial mortgage-backed securities	78,632	564	28,375	2,461	107,007	3,025
U.S. government and agencies	81,317	89	32,959	426	114,276	515
State and political subdivisions	13,780	17	18,998	3,438	32,778	3,455
Other foreign government, supranational, and foreign government-sponsored enterprises	156,725	7,007	76,111	2,946	232,836	9,953
Investment grade securities	1,967,870	40,328	1,016,797	48,854	2,984,667	89,182

Below investment grade securities:
Corporate securities	415,886	29,316	32,567	3,404	448,453	32,720
Residential mortgage-backed securities	22,836	293	6,284	225	29,120	518
Asset-backed securities	12,448	274	7,108	1,791	19,556	2,065
Commercial mortgage-backed securities	3,288	249	5,580	5,385	8,868	5,634
State and political subdivisions	964	43	—	—	964	43
Other foreign government, supranational, and foreign government-sponsored enterprises	13,986	3,136	—	—	13,986	3,136
Below investment grade securities	469,408	33,311	51,539	10,805	520,947	44,116
Total fixed maturity securities	$2,437,278	$73,639	$1,068,336	$59,659	$3,505,614	$133,298

Non-redeemable preferred stock	11,619	235	19,100	1,292	30,719	1,527
Other equity securities	—	—	3,545	94	3,545	94
Total equity securities	$11,619	$235	$22,645	$1,386	$34,264	$1,621

Reinsurance Group of America, Incorporated Investments (USD thousands) Consolidated Investment Related Gains and Losses

	Three Months Ended					Current Qtr vs. PY Quarter
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2015	2014	2014	2014	2014
Fixed Maturity and Equity Securities:
Other-than-temporary impairment losses on fixed maturities	$(2,527)	$(6,347)	$(246)	$(870)	$(303)	$(2,224)
Portion of loss recognized in accumulated other comprehensive income (before taxes)	—	—	—	—	—	—
Net other-than-temporary impairment losses on fixed maturities recognized in earnings	(2,527)	(6,347)	(246)	(870)	(303)	(2,224)
Gain on investment activity	19,201	13,662	8,819	34,887	8,067	11,134
Loss on investment activity	(13,596)	(11,480)	(6,355)	(6,877)	(6,583)	(7,013)
Net gain/(loss) on fixed maturity and equity securities	3,078	(4,165)	2,218	27,140	1,181	1,897

Other impairment losses and change in mortgage loan provision	(4,168)	371	(2,041)	(5,309)	1,664	(5,832)
Other non-derivative gain/(loss), net	17,375	2,759	2,298	9,197	8,368	9,007

Free-standing Derivatives:
Credit default swaps	2,658	2,658	(1,389)	4,783	(2,114)	4,772
Interest rate swaps - non-hedged	29,344	33,812	9,114	22,244	29,659	(315)
Interest rate swaps - hedged	7	10	8	7	(6)	13
Futures	(7,331)	(6,728)	6,446	(7,684)	(1,584)	(5,747)
CPI swaps	(71)	(536)	(274)	115	352	(423)
Equity options	(8,067)	(5,724)	1,017	(8,800)	(8,965)	898
Currency forwards	(220)	(5,746)	(5,277)	1,178	1,154	(1,374)
Bond forwards	(840)	—	—	—	—	(840)
Interest rate options	3,276	11,490	865	2,004	1,282	1,994
Total free-standing derivatives	18,756	29,236	10,510	13,847	19,778	(1,022)

Embedded Derivatives:
Modified coinsurance and funds withheld treaties	(2,325)	(14,523)	56,812	78,835	77,241	(79,566)
GMXB	(25,133)	(52,901)	(47,479)	(5,183)	(23,661)	(1,472)
Total embedded derivatives	(27,458)	(67,424)	9,333	73,652	53,580	(81,038)

Net gain/(loss) on total derivatives	(8,702)	(38,188)	19,843	87,499	73,358	(82,060)

Total investment related gains / (losses), net	$7,583	$(39,223)	$22,318	$118,527	$84,571	$(76,988)

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